UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

Pharmagreen Biotech Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2987 Blackbear Court, Coquitlam, British Columbia, V3E 3A2

(Address of Principal Executive Offices) (Zip Code)

702-803-9404

(Registrant's telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PHBI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement with CROWN BRIDGE PARTNERS, LLC

Effective January 14, 2020, the Company entered into a securities purchase agreement with CROWN BRIDGE PARTNERS, LLC. (“Crown Bridge”).  Pursuant to the terms of the agreement, in consideration of $390,000, the Company issued to Crown Bridge a convertible promissory note (the “Note”) up to the aggregate principal sum of $390,000. The consideration to the Company for this Note is up to $385,000.00 (the “Consideration”). Crown Bridge shall pay $77,000.00 of the Consideration (the “First Tranche”) within a reasonable amount of time of the full execution of the transactional documents related to the Note.

The maturity date for each tranche funded shall be twelve (12) months from the effective date of each payment and each payment shall bear interest at the rate of the lesser of (i) fifteen percent (15%) per annum or (ii) the maximum amount permitted by law from the due date thereof until the same is paid.

Crown Bridge shall have the right at any time to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of this Note into fully paid and non-assessable shares of the Company’s Common Stock,

The Conversion Price shall be the lesser of (i) 65% multiplied by the lowest Trading Price (representing a discount rate of 35%) during the previous twenty (20) Trading Day period ending on the latest complete Trading Day prior to the date of the Note or (ii) the Variable Conversion Price. The "Variable Conversion Price" shall mean 65% multiplied by the Market Price (representing a discount rate of 35%). “Market Price” means the lowest one (1) Trading Price for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date.

The Company may prepay any amount outstanding under each tranche of the Note at the rate of 120% during the 60 days following the payment date, 130% of the note between the 61st and 120th day following the issue date, 133% during the period between the 121st day and the 150th day and 151st and 180th day following the payment date.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Securities Purchase Agreement with BHP Capital Lending Group Ltd

Effective January 15, 2020, the Company entered into a securities purchase agreement with BHP CAPITAL PARTNERS, LLC. (“BHP Capital”).  Pursuant to the terms of the agreement, in consideration of $55,000, the Company issued to BHP Capital a convertible promissory note in the aggregate principal amount of $55,000.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum before maturity and 24% per annum after maturity. BHP Capital shall have the right, in its sole and absolute discretion, at any time from time to time, to convert all or any part of the outstanding amount due under the note (such outstanding amount includes but is not limited to the principal, interest and/or Default Interest accrued, plus any and all other amounts owed pursuant to the terms of the note) into fully paid and non-assessable shares of Common Stock.

The conversion price per share shall equal the lower of: (i) the lowest trading price during the preceding twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Issue Date of this Note (the “Trading Price”) or (ii) 65% (representing a 35% discount) of the lowest trading price for the Common Stock on the Principal Market during the twenty (20) consecutive Trading Days on which at least 100 shares of Common Stock were traded including and immediately preceding the Conversion Date.

The Company is entitled to prepay the convertible note at the rate of 115% during the 60 days following the issue date, 125% of the note between the 61st and 120th day following the issue date, and 135% during the period between the 121st day and the 180th day following the issue date.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Securities Purchase Agreement with ADAR ALEF, LLC

Effective January 21, 2020, the Company entered into a securities purchase agreement with ADAR ALEF, LLC. (“ADAR”).  Pursuant to the terms of the agreement, in consideration of $66,150, the Company issued to ADAR a convertible promissory note in the aggregate principal amount of $66,150.

The note is due and payable 12 months following the issue date and bears interest at the rate of 8% per annum.  ADAR is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face at a price for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conver-sion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price).

The Company is entitled to prepay the convertible note at the rate of 115% during the 60 days following the issue date, 120% of the note between the 61st and 120th day following the issue date, and 135% during the period between the 121st day and the 180th day following the issue date.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Securities Purchase Agreement with LG CAPITAL FUNDING LLC.

Effective January 22, 2020, the Company entered into a securities purchase agreement with LG CAPITAL FUNDING LLC, (“LG Capital”).  Pursuant to the terms of the agreement, in consideration of $78,750, the Company issued to GS Capital a convertible promissory note in the aggregate principal amount of $78,750.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum.  LG Capital is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face amount of this Note then out-standing into shares of the Company's common stock (the "Common Stock") at a price  for each share of Common Stock equal to 65% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price.

The Company is entitled to prepay the convertible note at the rate of 115% during the 60 days following the issue date, 120% of the note between the 61st and 120th day following the issue date, and 135% during the period between the 121st day and the 180th day following the issue date.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Securities Purchase Agreement with GS CAPITAL PARTNERS, LLC

Effective January 23, 2020, the Company entered into a securities purchase agreement with GS CAPITAL PARTNERS, LLC. (“GS Capital”).  Pursuant to the terms of the agreement, in consideration of $61,000, the Company issued to GS Capital a convertible promissory note in the aggregate principal amount of $61,000.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum.  GS Capital is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face at a price for each share of Common Stock equal to 65% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conver-sion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price).

The Company is entitled to prepay the convertible note at the rate of 120% during the 60 days following the issue date, 130% of the note between the 61st and 120th day following the issue date, and 138% during the period between the 121st day and the 180th day following the issue date.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Promissory Note with ACTUS FUND LLC.

Effective February 4, 2020, the Company issued a convertible promissory note to AUCTUS FUND, LLC. (“ACTUS”) in consideration of $100,000.

The note is due and payable 12 months following the issue date and bears interest at the rate of 12% per annum before maturity and the lesser of (i) twenty-four percent (24%) per annum and (ii) the maximum amount permitted under law. ACTUS shall have the right, at any time from time to time after the issue date, to convert all or any part of the outstanding amount due under the note into fully paid and non-assessable shares of Common Stock.

The conversion price per share shall equal the lesser of: (i) the lowest Trading Price during the previous ten (10) Trading Day period ending on the latest complete Trading Day prior to the date of the Note, and (ii) the Variable Conversion Price (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 60% multiplied by the Market Price (representing a discount rate of 40%).

At any time during the period beginning on the Issue Date and ending on the date which one hundred eighty (180) calendar days following the Issue Date, the Company shall have the right, exercisable on not less than three (3) Trading Days prior written notice to ACTUS of the Note and subject to ACTUS’s written consent at the time of such prepayment, to prepay the outstanding Note (principal and accrued interest), in full by making a payment to ACTUS of an amount in cash equal to 135%, multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note plus (y) Default Interest, if any.

The description of the transactions contemplated by these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

ITEM 3.02

Unregistered Sales Of Equity Securities.

The issuance of a convertible promissory note to GS Capital was made to one accredited investors (as that term is defined in Regulation D of the Securities Act of 1933) relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pharmagreen Biotech Inc.

Dated: February 28, 2020	By:	/s/ Peter Wojcik
Peter Wojcik
Chief Executive Officer, Director